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                                                                EXHIBIT 10

                          ARTHUR ANDERSEN LLP



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-59069 for Hartford Life Insurance Company ICMG Secular Trust Separate Account on Form N-4.

                                        /s/Arthur Andersen LLP

Hartford, Connecticut
April 14, 1997